Exhibit 32.2
Section 906 Certification
of Derek J. Gaertner (CFO and CCO)

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of MACC Private Equities Inc. (the “Company”) on Form 10-K for the year ended September 30, 2010, as filed with the United States Securities and Exchange Commission on the date hereof (the “Report”), I, Derek J. Gaertner, Chief Financial Officer and Chief Compliance Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(1)           The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)           The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Derek J. Gaertner
Derek J. Gaertner,
Chief Financial Officer and Chief
Compliance Officer

Date: December 29, 2010